Registration Nos.
                                             Securities Act - 2-27058
                                             Investment Company Act - 811-1519


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No.  41

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 19


                         State Farm Growth Fund, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    One State Farm Plaza, Bloomington, Illinois                 61710
----------------------------------------------------    ----------------------
      (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, including Area Code              (800) 447-0740

                                                   Janet Olsen
                                                   Bell, Boyd & Lloyd
Roger Joslin                                       3 First National Plaza
One State Farm Plaza                               Suite 3300, 70 West Madison
Bloomington, Illinois  61710                       Chicago, Illinois  60602
------------------------------------------------------------------------------
                 (Names and addresses of agents for service)
                                  __________

        X     It is proposed that this filing will become effective on
                    April 1, 1998 pursuant to Rule 485 (b)
                                  __________

Amending the revised prospectus, Statement of Additional Information and Part
   C and Exhibits

                        Total Number of Pages ________
                     (including attachments and exhibits)

                       Exhibit Index is on Page _______

                         STATE FARM GROWTH FUND, INC.
                         ----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C

 Item Number      Location or Caption*
 -----------      --------------------

                  Part A (Prospectus)
                  -------------------

 1 . . . . . . . .Front Cover

 2 (a) . . . . . .Fee Table

 2 (b), (c). . . .Not Applicable

 3 (a) . . . . . .Financial Highlights

 3 (b), (c). . . .Not Applicable

 3 (d) . . . . . .Financial Highlights

 4 (a) . . . . . .The Fund;
                    Investment Objective and Policies;
                    Organization and Capital Stock

 4 (b) . . . . . .Investment Objective and Policies;
                    Investment Restrictions

 4 (c) . . . . . .Investment Risks

 5 (a), (b), (c) .Management of the Fund; Fee Table

 5 (d), (e), (f) .Management of the Fund; Financial Highlights;
                    Fee Table;

 5 (g) . . . . . .Not Applicable

 5A  . . . . . . .The information called for is contained in registrant's annual report to shareowners

 6 (a) . . . . . .Organization and Capital Stock

 6 (b), (c), (d) .Not Applicable

 6 (e) . . . . . .Cover Page

 6 (f), (g). . . .Dividends, Distributions and Taxes

 6 (h) . . . . . .Not Applicable

 7 . . . . . . . .Purchase of Fund Shares; Retirement Plans

 7 (a) . . . . . .Management of the Fund

 7 (b) . . . . . .Determination of Net Asset Value;
                    Purchase of Fund Shares

                         STATE FARM GROWTH FUND, INC.
                         ----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)


 Item Number      Location or Caption*
 -----------      --------------------

 7 (c) . . . . . .Not Applicable

 7 (d) . . . . . .Purchase of Fund Shares

 7 (e), (f), (g) .Not Applicable

 8 (a) . . . . . .Redemption of Fund Shares;
                    Signature Guarantee;
                    Systematic Withdrawal Program; Exchange of Fund
                    Shares

 8 (b), (c). . . .Not Applicable

 8 (d) . . . . . .Redemption of Fund Shares

 9 . . . . . . . .Not Applicable

                  Part B (Statement of Additional Information)
                  --------------------------------------------

10 (a), (b). . . .Front Cover

11 . . . . . . . .Table of Contents

12 . . . . . . . .Not Applicable

13 (a) . . . . . .Investment Objective and Policies

13 (b), (c). . . .Investment Restrictions

13 (d) . . . . . .Not Applicable

14 (a), (b), (c) .Directors and Officers

15 (a) . . . . . .Not Applicable

15 (b) . . . . . .General Information - Ownership of Shares

15 (c) . . . . . .Directors and Officers

                         STATE FARM GROWTH FUND, INC.
                         ----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

16 (a)(i). . . . .Investment Advisory and Other Services;
                    Part A - Management of the Fund

16 (a)(ii) . . . .Directors and Officers

16 (a)(iii), (b) .Management Services Agreement; Part A - Management
                    of the Fund

16 (c) . . . . . .Not Applicable

16 (d), (e). . . .Management Services Agreement; Service Agreement

16 (f), (g). . . .Not Applicable

16 (h) . . . . . .General Information - Custody of Assets;
                    General Information - Independent Auditors

16 (i) . . . . . .Transfer Agent Agreement

17 (a) . . . . . .Portfolio Transactions

17 (b) . . . . . .Not Applicable

17 (c), (d). . . .Portfolio Transactions

17 (e) . . . . . .Not Applicable

18 (a), (b). . . .Not Applicable

19 (a) . . . . . .Purchase and Redemption of Fund Shares

19 (b) . . . . . .Determination of Net Asset Value

19 (c) . . . . . .Not Applicable

20 . . . . . . . .Additional Tax Considerations

21 (a) . . . . . .Underwriting Agreement

21 (b), (c). . . .Not Applicable

22 (a) . . . . . .Not Applicable

22 (b) . . . . . .Performance Information

23 . . . . . . . .Financial Information

                         STATE FARM GROWTH FUND, INC.
                         ----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

                  Part C (Other Information)
                  --------------------------

24 . . . . . . . .Financial Statements and Exhibits

25 . . . . . . . .Persons Controlled by or Under Common Control with
                    Registrant

26 . . . . . . . .Number of Security Holders

27 . . . . . . . .Indemnification

28 . . . . . . . .Business and Other Connections of Investment
                    Adviser

29 . . . . . . . .Principal Underwriters

30 . . . . . . . .Location of Accounts and Records

31 . . . . . . . .Management Services

32 . . . . . . . .Undertakings



* References are to the captions in the part of the registration statement indicated unless noted otherwise.

                          PROSPECTUS - APRIL 1, 1998

                         State Farm Growth Fund, Inc.

                             ONE STATE FARM PLAZA
                         BLOOMINGTON, ILLINOIS 61710


                    For Account Information and Shareowner
                           Services: (309) 766-2029
                                (800) 447-0740


                    Offered to the Agents and Employees of
            the State Farm Insurance Companies and their families


The investment objective of the Fund is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in income producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income.

Shares of the Fund are offered at their net asset value. There is no sales charge.

                          -------------------------

This prospectus contains information you should know before investing in the Fund. Please read it and keep it for future reference. A Statement of Additional Information dated April 1, 1998 containing further information about the Fund, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by writing to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 or by calling the shareowner services numbers stated above.

                          -------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE

        The Fund is 100% no-load; you pay no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit you by increasing the Fund's investment return.

        Shown below are all expenses the Fund incurred during its 1997 fiscal year. Expenses are expressed as a percentage of fiscal 1997 average net assets.

SHAREHOLDER TRANSACTION EXPENSES                        ANNUAL FUND OPERATING EXPENSES
Sales load "charge" on purchases                NONE    Management fee                  0.11%
Sales load "charge" on reinvested dividends     NONE    Distribution ("12b-1") fees     NONE
Redemption fees                                 NONE    Other expenses                  0.01%
Exchange fees                                   NONE    TOTAL FUND EXPENSES             0.12%

Example
        You would pay the following expenses on a $1,000 investment,
assuming(1) 5% annual return and (2) redemption at the end of each      1 year  3 years 5 years 10 years
time period                                                                $1      $4      $7      $15

        The purpose of this table is to help you understand the various costs and expenses that an investor in the Fund will bear directly or indirectly. (See "Management of the Fund").

        THIS IS AN ILLUSTRATION ONLY. The figures in the example are not necessarily representative of past or future expenses and actual expenses and performance may be greater or less than that shown.
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (for a share outstanding throughout the period)

        The following information has been audited by Ernst & Young LLP, independent auditors, whose report thereon is unqualified. The audited financial statements of the Fund, the auditor's report thereon and additional performance information are contained in the Fund's annual report dated November 30, 1997, which may be obtained from the Fund upon request at no cost.

                                                                                 Year ended November 30,
                                                  1997     1996     1995    1994    1993    1992    1991    1990    1989    1988
Net asset value, beginning of period           $  34.55    29.40    22.63   22.21   23.05   20.33   16.77   16.90   13.34   11.96
  Income from Investment Operations
  ---------------------------------
    Net investment income                           .62      .63      .50     .44     .45     .43     .42     .47     .41     .43
    Net gain or loss on securities (both
      realized and unrealized)                     7.23     5.17     6.97     .43    (.60)   2.70    4.32     .26    3.57    1.62
                                               ----------------------------------------------------------------------------------
  Total from investment operations                 7.85     5.80     7.47     .87     .15    3.13    4.74     .73    3.98    2.05
  Less Distributions
  ------------------
    Dividends (from net investment income)         (.61)    (.53)    (.52)   (.45)   (.45)   (.41)   (.54)   (.40)   (.42)   (.39)
    Distributions (from capital gain)             (2.31)    (.12)    (.18)      -    (.24)      -    (.64)   (.46)      -    (.28)
                                               ----------------------------------------------------------------------------------
  Total distributions                             (2.92)    (.65)    (.70)   (.45)   (.69)   (.41)  (1.18)   (.86)   (.42)   (.67)
Net asset value, end of period                 $  39.48    34.55    29.40   22.63   22.21   23.05   20.33   16.77   16.90   13.34
                                               ==================================================================================
Total Return                                      24.80%   20.09%   33.67%   4.02%    .65%  15.42%  29.79%   4.27%  30.51%  17.45%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (millions)           $1,821.1  1,362.9  1,068.6   771.7   725.1   696.1   558.4   414.3   383.0   295.5
Ratio of expenses to average net assets             .12%     .13%     .14%(a) .14%    .14%    .16%    .19%    .21%    .21%    .24%
Ratio of net investment income to average net
  assets                                           1.78%    1.88%    1.95%   2.00%   2.05%   1.99%   2.22%   2.84%   2.69%   3.32%
Portfolio turnover rate                               6%      16%       3%      3%      2%      2%      1%     16%      9%      5%
Number of shares outstanding at end of
  period (millions)                                46.1     39.5     36.4    34.1    32.7    30.2    27.5    24.7    22.7    22.1

The average commission rate paid per share on stock transactions for the years ended November 30, 1997 and 1996 was $.0440 and $.0599, respectively.

Note:  (a)  The ratio based on net custodian expenses would have been .13% in
1995

                                   THE FUND

        The Fund is a no-load, open-end, diversified, management investment company (mutual fund). The Fund is a no-load fund, which means that it imposes no sales charges or commissions. The Fund is "open-end" because it continuously offers its shares for sale and redeems its shares upon request of the shareowners.

        The Fund makes available to investors an investment program under the continuous supervision of experienced investment management. By combining individual shareowner investments into a pool of assets, the Fund is able to provide investors a diversified investment portfolio drawn from a broad cross-section of business. Through ownership of shares of the Fund, as contrasted with ownership of a number of individual securities, shareowners are relieved of many details in the selection and management of their investments and the safeguarding of securities, and their bookkeeping and income tax records are greatly simplified. In addition, the Fund provides its shareowners with liquidity, as shares can normally be redeemed at any time at their net asset value. However, ownership of shares of the Fund does not constitute a complete financial program. The Fund is intended to serve as the common stock portion of an investor's overall investment program.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is long-term growth of capital and income.

        The Fund seeks to achieve its objective by investing most of its assets in income-producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income. The dual objective of capital and income growth is conceived of on an overall basis of the portfolio as a whole, though not of individual securities or components of the portfolio, in which investment might be made wholly or primarily in a belief of favorable prospects of capital growth or of income growth.

        As a general rule, substantially all of the Fund's assets other than cash and cash equivalents will be invested as described above. At other times, varying proportions of assets - though under ordinary conditions not the greater part - may be invested in fixed income investments such as United States Government obligations, in investment grade bonds and debentures, in preferred stocks, and in foreign securities not publicly traded in the United States.

        The Fund's investment objective as set forth in the opening paragraph of this section may not be changed without the approval of the shareowners. However, the investment methods and techniques employed in pursuing the objective may be changed from time to time without approval of shareowners.

                               INVESTMENT RISKS

        Risks are inherent in all security investments, including mutual funds. The value of the Fund's portfolio will fluctuate based on market conditions. Securities values of smaller companies may fluctuate more erratically because of the factors which generally affect security values such as earnings, changes in technology and product markets and general economic and political conditions. Although the Fund attempts to reduce its overall exposure to investment and market risks by investing in securities diversified among both issuers and industries, such diversification does not eliminate all risks.

        Foreign securities may involve more risk (including risk related to foreign exchange rate fluctuations, tax provisions or expropriation of assets) than do securities of domestic issuers.

        There can be no assurance that the objective of the Fund will be achieved.

                           INVESTMENT RESTRICTIONS

        The Fund will not:

        (1) Invest more than 5% of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at the time of the investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. Government;

        (2) Purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security of any issuer;

        (3) Invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors.

        The policies described in the above paragraph, which cannot be changed without the approval of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940), are some of the important restrictions upon investments of the Fund. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

                           PURCHASE OF FUND SHARES

        Shares of the Fund may be purchased by agents and employees of the State Farm Insurance Companies and members of their families.

        To open an account, an eligible investor should complete and sign the Application furnished with this prospectus and mail it to the Manager together with either a check (minimum $50) made payable to State Farm Investment Management Corp., or a compensation deduction authorization, or both. Agents and employees may authorize a compensation deduction (minimum $20) through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

        Subsequent investments (minimum $50) may be made at any time by mailing to the Manager a check accompanied by the detachable purchase form at the bottom of the confirmation. The Fund will accept investments by letter from a shareowner which provides clear instructions and indicates the account registration and account number. Similarly, agents and employees may authorize, change or cancel a compensation deduction by completing and signing the reverse side of the detachable purchase form and mailing it to the Manager. The Fund will accept compensation deduction changes by letter or facsimile from a shareowner which provides clear instructions and indicates the account registration and account number.

        The Fund will invest the entire dollar amount of each purchase in full and fractional shares of the Fund at the net asset value next determined after the order to purchase is received and accepted by the Manager. Unless otherwise instructed, all income dividends and capital gain distributions will be reinvested in full and fractional shares. However, a shareowner may request that income dividends and capital gain distributions be paid in cash. Stock certificates will not be issued unless the shareowner requests a certificate in writing. Certificates will be issued for full shares only.

        A confirmation of each transaction, except purchases by compensation deduction, will be mailed to the shareowner by the Manager. A confirmation of purchases by compensation deduction will be mailed to each shareowner promptly after the end of each calendar quarter.

        The Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of management, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on the Fund until it has been confirmed in writing and payment has been received by the Fund.

                        SYSTEMATIC WITHDRAWAL PROGRAM

        A shareowner owning $5,000 or more of the Fund's shares at the current net asset value may provide for the payment of a specified dollar amount from the shareowner's account to the shareowner or a designated payee monthly, quarterly or annually.

        A shareowner who has a systematic withdrawal program is not permitted to purchase shares by compensation deduction. The Fund reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareowner or the Fund. Additional information may be obtained by contacting State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710.

                               RETIREMENT PLANS

        INDIVIDUAL RETIREMENT ACCOUNT PLANS - Prototype regular and Roth Individual Retirement Account ("IRA") Plans are available through which investors may invest in the Fund or certain other State Farm funds. Eligible investors who wish to establish an IRA may request copies of the prototype plans and related documents, including disclosure statements which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA, from State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. The Commerce Bank acts as custodian of the plans.

        Shares of the Fund and other State Farm mutual funds may be used as an investment in other IRAs, SEP-IRAs, or other retirement plans (including Keogh plans, corporate profit-sharing and money purchase plans, and 401(k) plans) established by or for the benefit of individuals eligible to buy shares of the Fund. Arrangements for establishment of a retirement plan must be made directly with the investor's selected trustee or custodian. The Fund does not offer prototypes of these plans.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined as of 3:00 p.m. Bloomington, Illinois time on Monday through Friday exclusive of the following federal holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The net asset value will not be calculated on the Friday following Thanksgiving or on December 24, 1998. The Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Manager or the Fund. The net asset value per share is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

        In determining the net asset value per share of the Fund, securities owned for which market quotations are readily available are valued at market, using as a price the last sale of the day at the close of the New York Stock Exchange or, if no sale, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued at a fair market value by a pricing service approved by the Board of Directors. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available and all other assets are valued at a fair value as determined by or at the direction of the Board of Directors.

                          REDEMPTION OF FUND SHARES

        The Fund will redeem shares from a shareowner's account at the net asset value next determined after receipt by the Fund of a proper request for redemption.

        Requests for redemption of shares in the Fund may be made in writing, facsimile, or by telephone if the shareowner has so indicated on the application or previously completed a Telephone Redemption Authorization Form. These redemption methods are explained in detail below.

        BY WRITTEN REQUEST. Shareowners may redeem all or any portion of their shares by sending a written request to: State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. A redemption request must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed. Any stock certificates representing the shares to be redeemed must be returned, in proper form for cancellation, along with the redemption request. It is suggested that stock certificates returned for cancellation be sent by certified mail, return receipt requested. The request must be properly signed by each shareowner of record, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the validity of the redemption request.

        On a redemption of $50,000 or more, the signature of the registered shareowner must be guaranteed as described below in the section entitled Signature Guarantee, unless the proceeds are to be electronically transferred to a pre-designated bank account.

        Proceeds of redemption by written request normally will be sent by check to the registered shareowner's address of record. However, upon specific instructions included in the redemption request, proceeds may be sent to another payee or to an address other than the address of record.

        BY TELEPHONE. Shareowners can redeem by telephone at (309) 766-2029 or
(800) 447-0740 up to $50,000 of their uncertificated shares if the proceeds are to be sent to the address of record, or they can redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. Shareowners cannot redeem shares by telephone if stock certificates are held for those shares. Shareowners may not utilize this method of redemption unless they have so elected on the application or until a completed Authorization Form for Telephone Redemption and Exchange Privileges ("Authorization Form") has been filed. When this election is made by submitting an Authorization Form, the signature of the shareowner must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities. Telephone redemption is not available for IRA accounts.

        If elected by the shareowner, proceeds of telephone redemptions will be electronically transferred to a bank as directed in the Telephone Redemption election. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive proceeds, a written request must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. Such requests must be signed by each shareowner, with each signature guaranteed as described in the section entitled Signature Guarantee.

        Telephone redemption proceeds of up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record.

        During periods of volatile economic and market conditions, a shareowner may have difficulty making a redemption request by telephone, in which case redemption requests would have to be made in writing or by facsimile.

        By electing the Telephone Redemption Privilege, the shareowner authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which such services have been elected. The Manager and the Fund will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically trans-ferred to a pre-designated bank account.

        Although the Authorization Form authorizes the Fund and the Manager to tape-record all telephone instructions, the Fund may not honor telephone instructions unless permission to record is confirmed by the caller.

        Once the Telephone Redemption Privilege with a State Farm mutual fund has been established by a shareowner, it may be established at the request of the shareowner in any identically registered new account in any other State Farm mutual fund offering the Telephone Redemption Privilege by the exchange of shares of the first fund for those of the second fund by use of the Exchange Privilege.

        BY FACSIMILE. Shareowners can redeem by facsimile at (309) 766-2579 up to $50,000 of their uncertificated shares if the proceeds are to be sent to the address of record, or they can redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. A redemption request sent by facsimile must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed, and must show the signature(s) of the registered shareowner(s). Shareowners cannot redeem shares by facsimile if stock certificates are held for those shares. Facsimile redemption is not available for IRA accounts.

        Facsimile redemption proceeds up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record. However, upon specific written instruction (which may not be sent by facsimile) accompanied by a signature guarantee received at least one day prior to the redemption, proceeds may be sent to another payee or to another address other than the address of record.

        If elected by the shareowner, proceeds of facsimile redemptions will be electronically transferred to a bank previously designated in writing in a document on file with the Manager. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive the proceeds, a written request (not to include facsimile transmission), signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, IL 61710.

        REDEMPTION GENERALLY. The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

        Payment for shares redeemed will be sent or electronically transferred within seven days after the Fund receives a redemption request, either in writing, facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. If the shareowner requests payment by electronic transfer, a charge for receiving the transfer may be assessed by the shareowner's bank.

        A redemption is treated as a sale for federal income tax purposes. A shareowner's redemption proceeds may be more or less than the shareowner's cost depending upon the net asset value at the time of the redemption and, as a result, the shareowner may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed and their cost basis. If shares of the Fund are purchased during the 30 days before or after redemption, the Internal Revenue Code wash sale rules might apply.

        Although it is not anticipated that the Fund will impose a redemption fee, the Fund reserves the right to charge a redemption fee not to exceed one percent of the redemption price.

        The Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when
(a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (b) trading on that Exchange is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

                             SIGNATURE GUARANTEE

        A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions.

        The signature guarantee must appear, together with the signature of each registered owner, either: (1) on the written request for redemption, which clearly identifies the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (2) on a separate "stock power", an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers); (3) on the back of each stock certificate tendered for redemption; or (4) on the Authorization Form for Telephone Redemption and Exchange Privileges.

                           EXCHANGE OF FUND SHARES

        GENERAL. A shareowner may redeem part or all of the shares in the shareowner's account and purchase shares of another State Farm mutual fund without charge by meeting the established redemption procedures and minimum subscription requirements of that fund. A written exchange request must be accompanied by a properly completed application for the fund being purchased if an account in the new fund has not previously been established. A telephone exchange request can be transacted as described under "Telephone Exchange Privilege". An exchange transaction is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, a shareowner should obtain the prospectus for the fund to be purchased from the Manager at One State Farm Plaza, Bloomington, Illinois 61710, and read it carefully.

        TELEPHONE EXCHANGE PRIVILEGE. Shareowners who wish to use the Telephone Exchange Privilege, which permits them to exchange by telephone shares of the Fund for those of another fund managed by State Farm Investment Management Corp., must so elect on the application or complete the Authorization Form, have their signatures guaranteed and mail the form to the Fund.

        Once the Telephone Exchange Privilege has been granted by the Fund, the shareowner may telephone the Fund and request an exchange for any amount meeting or exceeding the applicable minimum investment of the fund being purchased. The shareowner must identify the existing account by designating the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the fund to which the exchange should be made. The registration of the account to which an exchange is made must be exactly the same as that of the Fund account from which an exchange is made. If the shareowner has not established an account in the fund to which the exchange is to be made, a new account will be opened automatically and will carry the same registration as the Fund account from which the exchange is made; accordingly, the Telephone Exchange Privilege will also apply to the fund being purchased. The Manager's records of telephone instructions are binding.

        The Manager and the Fund will employ rea-sonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, its transfer agent, and their respective officers, directors, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction. To reduce the risk of loss, the registration of the account into which shares are exchanged must be identical with the registration of the originating account.

        The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received. (The other funds into which exchanges may be made have adopted similar policies.)

        During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile. The Fund reserves the right at any time to suspend, limit, modify or terminate the telephone exchange privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

                            MANAGEMENT OF THE FUND

        The Board of Directors has overall management responsibilities for the Fund. The Fund has engaged State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, as Manager to provide professional investment management for the Fund.

        The Fund's portfolio is managed by a team consisting of Paul Eckley, Steve Miller, James Freytag and John Concklin. Mr. Eckley has been a member of the Fund's portfolio management team since 1988. Mr. Miller became part of the Fund's portfolio management team in 1991. Mr. Freytag became part of the Fund's portfolio management team in 1994. Mr. Concklin became part of the Fund's portfolio management team in 1997.

        Mr. Eckley is a Senior Vice President of the Manager, and Vice President of the Fund and of State Farm Balanced Fund, Inc. In addition to his office with the Manager, Mr. Eckley has also held the following positions during the past five years: Vice President - Common Stocks, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1995; and Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1990 through 1995.

        Mr. Miller is an Investment Officer of the Manager. In addition to his office with the Manager, Mr. Miller has also held the following positions during the past five years: Investment Officer of State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company.

        Mr. Freytag is an Investment Officer of the Manager, and Vice President of the Fund and of State Farm Balanced Fund, Inc. In addition to his office with the Manager, Mr. Freytag has also held the following positions during the past five years: Investment Officer of State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company.

        Mr. Concklin is an Investment Officer of the Manager, and Vice President of the Fund; State Farm Balanced Fund, Inc.; and of State Farm Interim Fund, Inc. In addition to his office with the Manager, Mr. Concklin has also held the following positions during the last five years: Vice President - Common Stock, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1997; Vice President - Fixed Income, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1995; and Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1986 through 1995.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds.

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes to shareowners substantially all net investment income and any net capital gain realized from sales of the Fund's portfolio securities.

        Dividends are ordinarily paid semi-annually in June and December, and capital gain distributions, if any, are paid annually in December. All dividends and capital gain distributions are automatically reinvested in shares of the Fund on the reinvestment date, except that any shareowner may elect to receive dividends and distributions in cash, upon signed written request received by the Manager.

        Distributions from net investment income and from short-term capital gains, if any, are taxable to shareowners as ordinary income, whether received in cash or additional shares.

        Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held.

        If a shareowner is not subject to tax on its income, it will not be required to pay tax on amounts distributed to it.

        Shareowners must provide their social security or tax identification number and furnish appropriate certification. Otherwise, IRS regulations require the Fund to withhold 31% from taxable distributions payable to accounts whose owners have not complied.

        Information concerning the tax status of dividends and distributions will be mailed to shareowners annually.

        Because this section is not intended to be a full discussion, shareowners may wish to consult their tax advisers regarding the tax consequences of investments in the Fund.

                        ORGANIZATION AND CAPITAL STOCK

        The Fund is a Maryland corporation, organized on December 9, 1966, with 100,000,000 shares of authorized common stock, $.50 par value.

        Holders of shares are entitled to share pro rata in dividends and other distributions on shares declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareowners, and to equal rights per share in the event of liquidation. The shares are non-assessable, have no pre-emptive, subscription or conversion rights and have no sinking fund provisions. The shares are transferable, and are redeemable upon request of the holder. Shares redeemed by the Fund may be reissued.

                    (This page intentionally left blank.)

PROSPECTUS


April 1, 1998





STATE
FARM
GROWTH
FUND, INC.



ONE STATE FARM PLAZA
BLOOMINGTON, ILLINOIS 61710
TELEPHONE (309) 766-2029
          (800) 447-0740

                         STATE FARM GROWTH FUND, INC.
              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                          TELEPHONE: (309) 766-2029
                                     (800) 447-0740





             STATEMENT OF ADDITIONAL INFORMATION - APRIL 1, 1998

-----------------------------------------------------------------------------

        This Statement of Additional Information is not the Fund's prospectus but contains information in addition to and more detailed than that set forth in the prospectus. It should be read in conjunction with the prospectus.

        The Fund's prospectus dated April 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge by contacting the Fund at the address or telephone numbers shown above.

-----------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                              PAGE

Financial Information                                           2
Investment Objective and Policies                               2
Investment Restrictions                                         3
Purchase and Redemption of Fund Shares                          4
Determination of Net Asset Value                                4
Investment Advisory and Other Services                          4
Management Services Agreement                                   5
Service Agreement                                               5
Underwriting Agreement                                          6
Transfer Agent Agreement                                        6
Performance Information                                         6
Portfolio Transactions                                          7
Additional Tax Considerations                                   7
Directors and Officers                                          8
General Information                                            10

                            FINANCIAL INFORMATION

        Please refer to the financial statements (including Financial Highlights), notes thereto and Report of Independent Auditors (all of which are "Financial Information") contained in the Fund's annual report for the fiscal year ended November 30, 1997, a copy of which accompanies this Statement of Additional Information. This Financial Information (but no other material from the annual report) is hereby incorporated by reference in this Statement of Additional Information. Additional copies of the annual report may be obtained at no charge by writing or telephoning the Fund, (309) 766-2029 or (800) 447-0740.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve this objective.

        The Fund seeks to achieve its objective by investing most of its assets in income-producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income. As a general rule, substantially all of its assets other than cash and cash equivalents are so invested. At other times, varying proportions of assets - though under ordinary conditions not the greater part - may be invested in fixed income investments such as United States Government obligations, in investment grade bonds and debentures, in preferred stocks and in foreign securities which are not publicly traded in the United States.

        The Fund does not intend to invest with the objective of obtaining short-term trading profits and, accordingly, expects that its annual portfolio turnover rate will be less than 50%. A 50% turnover rate would occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year. Historical portfolio turnover rate information is set forth in the Fund's prospectus in the Financial Highlights table which is incorporated herein by reference.

        As a diversified investment company, it is the policy of the Fund to diversify its investments among both issuers and industries. Accordingly, the Fund will not invest more than 5% of its assets (valued at the time of investment) in the securities of any one issuer (other than obligations of the U.S. Government), except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, nor will it purchase more than 10% of the securities of any class of any issuer. Further, the Fund does not intend to concentrate its investments in any particular industry and will not purchase a security if, as a result of such purchase, more than 25% of its assets taken at market value would be invested in a particular industry.

        The Fund's investment objective may not be changed without the approval of the shareowners. However, the investment policies followed in seeking that investment objective may be altered from time to time without shareowners' approval.

        FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities.

        With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

        Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United

States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

        Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

                           INVESTMENT RESTRICTIONS

        The Fund is subject to certain restrictions upon its investments which provide that the Fund may not:

        (1) Invest more than 5% of the market value of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. Government, and may not purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security, of any issuer.

        (2) Invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors.

        (3) Make loans except by the purchase of bonds or other obligations of types commonly distributed publicly or privately to financial institutions.

        (4) Borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes, or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost).[The Fund has never borrowed and has no present intention to do so. However, if any such borrowings were made by the Fund, the Fund would be required by the Investment Company Act of 1940 to maintain 300% asset coverage.]

        (5) Purchase or retain the securities of any issuer if those officers and directors of the Fund or the investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

        (6) Purchase securities on margin, sell securities short, or engage in puts or calls or any combination thereof.

        (7) Act as a securities underwriter or invest in real estate, commodities or commodity contracts.

        (8) Purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation.

        (9) Invest in the securities of a company for the purpose of exercising management or control.

        (10) Concentrate its investments in any one industry. [However, the proportions of the Fund's assets invested in a particular industry or group of industries may shift from time to time depending upon management's appraisal of market and business conditions. The Fund considers investment of 25% or more of the value of its total assets in any one industry to be concentration.]

        The preceding investment restrictions have been adopted by the Fund and, except for the bracketed language, which is explanatory, may not be changed without the consent of the shareowners holding a majority of its shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

        The Fund has also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions the Fund may not:

        (a) Invest in restricted securities or in securities for which a quoted price is not readily available.

        (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States.

        (c) Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

        (d) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value).

        In addition, the Fund has agreed that as long as Fund shares are qualified for sale in Texas, the Fund will not invest in excess of 5% of its net assets in warrants, nor more than 2% of its net assets in warrants not listed on a recognized stock exchange (taken at the lower of cost or market value).

        Other than for purposes of restriction (d) above, if a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

                    PURCHASE AND REDEMPTION OF FUND SHARES

        Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "Purchase of Fund Shares", "Systematic Withdrawal Program", "Retirement Plans", "Redemption of Fund Shares" and "Exchange of Fund Shares"and that information is incorporated herein by reference.

                       DETERMINATION OF NET ASSET VALUE

        Determination of net asset value is set forth in the prospectus under the heading "Determination of Net Asset Value" and that information is incorporated herein by reference.

                    INVESTMENT ADVISORY AND OTHER SERVICES

        The Fund has an Investment Advisory and Management Services Agreement, a Transfer Agent Agreement and an Underwriting Agreement with State Farm Investment Management Corp. ("Manager"). There is a separate Service Agreement among the Fund, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"). Each of these four agreements may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund including a majority of the directors who are not interested persons of any party to such agreement or by vote of a majority of the outstanding shares of the Fund and, in either case, by vote of a majority of the directors who are not interested persons of any party to such agreement, except in their capacity as directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

        The Manager is also the investment manager, transfer agent, dividend disbursing agent and principal underwriter for State Farm Municipal Bond Fund, Inc., State Farm Balanced Fund, Inc. and State Farm Interim Fund, Inc. There are similar agreements among those funds, the Manager and the Auto Company, except that the Investment Advisory and Management Services Agreements with State Farm Municipal Bond Fund, Inc. and State Farm Interim Fund, Inc. provide for investment advisory fees at annual rates different from those applicable to the Fund.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds.

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company, which is an Illinois mutual insurance company.

        Messrs. Rust, Joslin, Grimes, Moser, Tipsord, Chevalier and Ms. Dysart are directors and/or officers of the Fund, the Manager and the other State Farm mutual funds (see "Directors and Officers").

                        MANAGEMENT SERVICES AGREEMENT

        Pursuant to an Investment Advisory and Management Services Agreement, the Manager: (1) acts as the Fund's investment adviser; (2) manages the Fund's investments; (3) administers the Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as directors, officers and agents of the Fund, without compensation from the Fund, if duly elected or appointed.

        The agreement requires the Fund to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and directors who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

        As compensation for the services and facilities furnished, the Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rate of 0.20% of the first $100 million of average net assets, 0.15% of the next $100 million of average net assets and 0.10% of the average net assets in excess of $200 million. However, the management fee will be reduced, or the Manager will reimburse the Fund, by any amount necessary to prevent the Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

        For the fiscal years ended November 30, 1997, 1996 and 1995, the Manager earned $1,705,166, $1,325,421 and $1,068,973, respectively, for its services as investment adviser to the Fund. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

        Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for the Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for the Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in a manner considered equitable to the Fund. In some cases this procedure may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Directors of the Fund, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

        The obligation of performance under the management agreement between the Manager and the Fund is solely that of the Manager, for which the Auto Company assumes no responsibility.

                              SERVICE AGREEMENT

        Under the Service Agreement, the Auto Company makes available to the Manager the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager to perform its obligations to the Fund. The Manager reimburses the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreement. Accordingly, the Fund makes no payment to the Auto Company under the Service Agreement.

                            UNDERWRITING AGREEMENT

     Pursuant to the Underwriting Agreement, the Manager: (1) is the principal underwriter of the Fund's shares; (2) acts as agent of the Fund in the continuous sale of its shares; (3) prepares and distributes literature relating to the Fund and its investment performance; (4) distributes and pays for the printing of the Fund's Prospectus; (5) circulates advertising and public relations materials; and (6) pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

     The Manager receives no discount, commission or other compensation as underwriter.

                           TRANSFER AGENT AGREEMENT

     The Transfer Agent Agreement appoints the Manager as the Fund's transfer agent and dividend disbursing agent. Under the terms of the agreement, the
Manager: (1) maintains all shareowner account records; (2) prepares and malls transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the issuance and cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Fund.

                           PERFORMANCE INFORMATION

     The Fund provides information on its "Average Annual Total Return" in its annual reports to shareholders and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period.

     Average Annual Total Return is computed as follows:

     ERV=P(I + T)n

     Where:P = the amount of an assumed initial investment in shares of the
               Fund
           T = average annual total return
           n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

     For example, as of November 30, 1997 the Average Annual Total Return on a $ 1,000 investment in the Fund for the following periods was:


                                         Average Annual
                                          Total Return
                                         --------------
            1 year                           24.80%
            5 years                          15.67
            10 years                         17.37

     The Fund imposes no sales charges and pays no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund's performance may be compared with movements of market indexes, including the S&P 500 index. Indexes are unmanaged and do not include transaction costs.

                            PORTFOLIO TRANSACTIONS

     The Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of the Fund's transactions are fairly large, and require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager is convinced that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

     A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing the Fund's portfolio transactions, and may cause the Fund to pay to a broker commissions that are higher than those obtainable from other brokers. When specific recommendations or information provided by a broker result in securities transactions by the Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

     The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Fund, for the other State Farm mutual funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Although the other State Farm mutual funds and other State Farm companies benefit from information obtained for the Fund with the Fund's transactions, the Fund also benefits from information obtained for the other State Farm mutual funds and other State Farm companies with their transactions. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

     When the Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

     During the fiscal years ended November 30, 1997, 1996 and 1995, brokerage commissions paid by the Fund totalled $195,621, $342,724 and $111,498, respectively, all of which was paid to brokers which provided research and other information to the Fund.

                        ADDITIONAL TAX CONSIDERATIONS

     The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

     A portion of the Fund's ordinary dividend may be eligible for the 70% corporate dividends received deduction.

     Because capital gain distributions reduce net asset value, if you purchase shares shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

     Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains are taxed to shareholders at the same rates. However, the distinction between ordinary income or loss and capital gain or loss remains important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

                            DIRECTORS AND OFFICERS

     The directors and officers of the Fund, their principal occupations for the last five years and their affiliations, if any, with State Farm Investment Management Corp., the Fund's investment adviser and principal underwriter, are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710.

Edward B. Rust, Jr., President and Director*
     President and Chairman of the Board, State Farm Mutual Automobile Insurance Company and Director of certain wholly owned insurance subsidiaries and affiliates. President and Director, State Farm Investment Management Corp. Age 47.

Roger S. Joslin, Vice President, Treasurer and Director*
     Senior Vice President and Treasurer, State Farm Mutual Automobile Insurance Company and certain wholly owned insurance subsidiaries and affiliates. Chairman of the Board, State Farm Fire and Casualty Company. Vice President, Treasurer and Director, State Farm Investment Management Corp. Age 61.

Albert H. Hoopes, Director
     Attorney at Law. Address: 1001 North Main Street, Bloomington, Illinois 61701. Age 83.

Davis U. Merwin, Director
     Investor. Address: P.O. Box 8, Bloomington, Illinois 61702. Age 69.

Thomas M. Mengler, Director
     Dean, University of Illinois College of Law since August 1993; Assistant Dean prior to August 1993. Address: 202 Law Building, 504 East Pennsylvania Avenue, Champaign, Illinois 61820. Age 44.

James A. Shirk, Director
     Director and President, Beer Nuts, Inc. Address: 103 N. Robinson, Bloomington, Illinois 61701. Age 54.

David R. Grimes, Assistant Vice President and Secretary
     Assistant Vice President of Accounting, State Farm Mutual Automobile Insurance Company. Secretary, State Farm Investment Management Corp.; since 1994, Assistant Vice President and Secretary, State Farm Investment Management Corp. Age 55.

Kurt G. Moser, Vice President
     Director of State Farm Life Insurance Company and State Farm Fire and Casualty Company; Vice President of State Farm Life Insurance Company, and Vice President-Investments of State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company. Director and Vice President, State Farm Investment Management Corp. Age 53.

Paul N. Eckley, Vice President
     Vice President-Common Stocks, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1995; Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1990-1995. Investment Officer from 1994-1998, Senior Vice President since 1997 of State Farm Investment Management Corp. Age 43.

John S. Concklin, Vice President
     Vice President-Common Stocks, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1997; Vice President-Fixed Income, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1995-1997; Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1986-1995. Since 1995, Investment Officer, State Farm Investment Management Corp. Age 51.

James E. Freytag, Vice President
     Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company. Investment Officer, State Farm Investment Management Corp. Age 62.

Michael L. Tipsord, Assistant Secretary
     Executive Assistant-Operations, State Farm Mutual Automobile Insurance Company, since 1997; Assistant Controller from 1996-1997; Director of Accounting from 1995-1996; Staff Associate in the Controllers' Department from 1991-1995. Assistant Secretary, State Farm Investment Management Corp. Age 38.

Jerel S. Chevalier, Assistant Secretary-Treasurer
     Director-Mutual Funds, State Farm Mutual Automobile Insurance Company. Assistant Treasurer, State Farm Investment Management Corp.; since 1994, Assistant Secretary-Treasurer, State Farm Investment Management Corp. Age 59.

Patricia L. Dysart, Assistant Secretary
     Assistant Tax Counsel, State Farm Mutual Automobile Insurance Company. Since 1995, Assistant Secretary, State Farm Investment Management Corp. Age 34.


*Director who is an "interested person" of the Fund or the Manager, as defined in the Investment Company Act of 1940.

     The directors and officers as a group owned less than one percent of the Fund's outstanding shares on February 28, 1998.

     The directors and officers of the Fund, excluding Paul N. Eckley, John Concklin and James E. Freytag, hold identical positions with State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. Mr. Eckley and Mr. Freytag hold identical positions with State Farm Balanced Fund, Inc. Mr. Concklin holds an identical position with State Farm Balanced Fund, Inc. and State Farm Interim Fund, Inc. Messrs. Rust and Joslin are members of the Executive Committee which has authority during intervals between meetings of the board of directors to exercise the powers of the board with certain exceptions.

Directors or officers who are interested persons of the Fund do not receive any compensation from the Fund for their services to the Fund. The Directors who are not interested persons of the Fund received a fee of $600 for each meeting of the Board of Directors attended during the first quarter of 1997, and $900 for each meeting attended since the second quarter of 1997. Such fees totaled $9,900 during the year ended November 30, 1997 for the board meetings held during the year.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.


                                                     TOTAL COMPENSATION FROM
                        AGGREGATE COMPENSATION       THE FUND AND OTHER STATE
  NAME OF PERSON             FROM THE FUND                 FARM FUNDS*
-----------------------------------------------------------------------------
Edward B. Rust, Jr.             $     0                      $     0
-----------------------------------------------------------------------------
Albert H. Hoopes                $ 3,300                      $12,000
-----------------------------------------------------------------------------
Roger S. Joslin                 $     0                      $     0
-----------------------------------------------------------------------------
Thomas M. Mengler**             $     0                      $     0
-----------------------------------------------------------------------------
Davis U. Merwin                 $ 3,300                      $12,000
-----------------------------------------------------------------------------
James A. Shirk                  $ 3,300                      $12,000
-----------------------------------------------------------------------------

* The State Farm Funds are the Fund, State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., State Farm Municipal Bond Fund, Inc. and State Farm Variable Product Trust.

** Did not serve as a Director of the Fund or as a director of the other State
   Farm Funds during 1997.

                             GENERAL INFORMATION

OWNERSHIP OF SHARES

     As of February 28, 1998, Continental Trust Company, 231 South LaSalle Street, Chicago, Illinois 60692, is trustee for numerous trusts created in connection with Self-Employed Individuals Retirement Plans for State Farm Independent Contractor Agents, owned of record in the aggregate approximately 6,954,425 shares (14% of the Fund's outstanding shares), as to which it has sole right to vote and shared right of disposition.

CUSTODY OF ASSETS

     The securities and cash of the Fund are held by The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, as custodian. BONY delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Directors. Cash of the Fund is also held by Commerce Bank ("Commerce"), 120 S. Center Street, Bloomington, Illinois 61701, as custodian. Commerce receives payments from the Manager for sale of the Fund's shares and performs other duties, as directed by persons duly authorized by the Board of Directors.

INDEPENDENT AUDITORS

     The Fund's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

CODE OF ETHICS

     The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Fund avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of the Fund has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Fund's officers and directors and employees of the Manager. The Board of Directors believes that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.


OTHER INFORMATION

        Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager is taking steps that it believes are reasonably designed to address this problem in the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                         STATE FARM GROWTH FUND, INC.
                     PART C OF THE REGISTRATION STATEMENT
                     ------------------------------------

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

               Financial Statements included in Part A of this amendment,
                 Financial Highlights

               Financial statements included in Part B of this amendment:

               Statement of assets and liabilities - November 30, 1997* Statement of operations for each of the two years in the period ended November 30, 1997*
               Statement of changes in net assets for each of the two years in the period ended November 30, 1997*
               Portfolio of investments - November 30, 1997*
               Notes to financial statements*
               Report of independent auditors*

               Schedule I has been omitted as the required information is presented in the portfolio of investments at November 30, 1997.

               Schedules II, III, IV and V are omitted as the required
                 information is not present.

              *Incorporated by reference to the Annual Report of registrant for the fiscal year ended November 30, 1997. A copy of that Annual Report is attached hereto, but, except for those portions incorporated by reference, the Annual Report is furnished for the information of the Commission and is not deemed to be filed as part of this amendment.

          (b)  Exhibits
               Note: As used herein the term "Registration Statement" refers to registration statement of registrant on Form S-5, N-1 or N-1A no. 2-27058.

               1. Amended and restated articles of incorporation of registrant*

               2.         By-laws of registrant (as amended and restated
                          March 13, 1998)

               3.         None

               4(a).      Form of stock certificate*

               5(a). Investment advisory and management services agreement between registrant and State Farm Investment Management Corp. dated April 1, 1987*

STATE FARM GROWTH FUND, INC.

               5(b). Service agreement among registrant, State Farm Investment Management Corp. and State Farm Mutual Automobile Insurance Company, as amended, dated March 17, 1976*

               6. Underwriting agreement between registrant and State Farm Investment Management Corp., dated April 1, 1972*

               7.         None

               8(a). Custodian agreement between registrant and Morgan Guaranty Trust Company of New York dated November 1, 1990*

               8(b). Custodian agreement between registrant and The Peoples Bank dated October 1, 1991*

               9. Transfer agent agreement between registrant and State Farm Investment Management Corp. dated April 1, 1992*

               10.        Opinion of Bell, Boyd & Lloyd dated March 8, 1996*

               11.        Consent of Independent Auditors dated March 20, 1998

               12.        None

               13.        None

               14(a)(1).  State Farm Funds Individual Retirement Account
                          Plan

               14(a)(2).  State Farm Funds Individual Retirement Account Plan
                          Disclosure Statement

               14(a)(3).  State Farm Funds Individual Retirement Account Plan
                          Custodial Account Agreement

               14(b)(1).  State Farm Funds Roth Individual Retirement Account
                          Plan Disclosure Statement

               14(b)(2).  State Farm Funds Roth Individual Retirement Account
                          Plan Custodial Account Agreement

               15.        None

               16.        Schedule for Computation of Performance Quotations

               27.        Financial Data Schedule

                        * Incorporated by reference to post-effective
                          amendment no. 39.

STATE FARM GROWTH FUND, INC.


Item 25.  Persons controlled by or under Common Control with Registrant

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Directors and Officers" and "General Information - Ownership of Shares" and in the first two paragraphs under the caption "Investment Advisory and Other Services" is incorporated herein by reference.


Item 26.  Number of Security Holders

                                              Number of record holders
          Title of Class                        at December 31, 1997
          --------------                      ------------------------

          Common Stock, $1 par                         48,280

Item 27.  Indemnification

          Section 2-418 of the Maryland General Corporation Law authorizes the registrant to indemnify its directors and officers under specified circumstances.

          Article XVII of the by-laws of the registrant, as amended, provides that the registrant shall indemnify its directors and officers under specified circumstances.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

STATE FARM GROWTH FUND, INC.

Item 28.  Business and Other Connections of Investment Adviser

          The information in the prospectus under the caption "Management of the Fund" is incorporated herein by reference. Neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

          Directors and Officers of Investment Adviser -

          Edward B. Rust, Jr., Director and President *

          Roger Joslin, Director, Vice President and Treasurer *

          Kurt Moser, Director and Senior Vice President *

          John J. Killian, Director - Vice President and Controller, State
            Farm Mutual Automobile Insurance Company and holds a similar position with certain subsidiaries and affiliates.

          Vincent J. Trosino, Director - Executive Vice President, State Farm
            Mutual Automobile Insurance Company.

          Paul N. Eckley, Senior Vice President *

          David R. Grimes, Assistant Vice President and Secretary *

          Michael L. Tipsord, Assistant Secretary *

          Jerel S. Chevalier, Assistant Secretary-Treasurer *

          Patricia L. Dysart, Assistant Secretary *

            * Information in the Statement of Additional Information under the caption "Directors and Officers" is incorporated herein by reference.

Item 29.  Principal Underwriters

          (a) Information under the caption "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated herein by reference.

          (b) Registrant's principal underwriter is also registrant's investment adviser. Accordingly, the information in Item 28 hereof is incorporated herein by reference.

          (c)  Not applicable.

STATE FARM GROWTH FUND, INC.

Item 30.  Location of Accounts and Records

          Jerel S. Chevalier, State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 maintains physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

Item 31.  Management Services

          None

Item 32.  Undertakings

          (a)  Not applicable

          (b)  Not applicable

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareowners, upon request and without charge.

ANNUAL REPORT


State Farm Growth Fund, Inc.
ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029
          (800) 447-0740









                                                 November 30, 1997







This report is not to be distributed unless preceded or accompanied by a prospectus.

                      STATE FARM GROWTH FUND, INC.


Dear Shareowner:

     The U.S. stock market has generated strong results over the past six and twelve month periods. The S&P 500 Index produced total returns of 13.6% and 28.5% for the six and twelve months ended November 30, 1997, respectively. The Growth Fund yielded total returns of 14.2% and 24.8% for the same periods. Returns earned by U.S. common stocks have been extraordinary over the past three years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

     The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 index:

                          GROWTH FUND     S&P 500*
                 1987        10,000        10,000
                 1988        11,745        12,320
                 1989        15,329        16,113
                 1990        15,984        15,544
                 1991        20,746        18,710
                 1992        23,958        22,157
                 1993        23,802        24,390
                 1994        24,758        24,653
                 1995        33,094        33,750
                 1996        39,742        43,152
                 1997        49,600        55,468



* The S&P 500 Index is a capitalization - weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

   The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.


     The Growth Fund's common stock holdings of drug and medical device firms, banks, consumer product firms and telecommunications companies performed quite well over the past year. Results produced by the Fund's investments in electric utilities, chemical companies, and mining and metals firms were below those of the overall market.

     The general composition of your Fund's portfolio has changed some over the last twelve months. Most transactions during the year were oriented towards either further diversifying the portfolio or adding investments in certain areas. Holdings of five banks were partially reduced with proceeds reinvested in a broad group of financial institutions. New or expanded positions in common stocks of several companies added to the investments of the Fund in the electric utility, consumer and marketing, oil and gas, chemical, electronic manufacturing and computer software sectors.

     Common stock prices have experienced considerable volatility over the past three months as a result of widespread turmoil in Asian equity, debt, and currency markets. Increasingly, economic activity and financial markets are linked globally. The U.S. stock market declined approximately 10% in October of 1997 in reaction to the Asian weakness, but has recovered in subsequent months.

     The difficulties in Asian markets have received much attention from investors and business commentators since the middle of the year. Leaders in many parts of the world are struggling as they attempt to develop open market-based economies with a global orientation. Flexibility and adaptability are the strengths of market-based systems, so the efforts should be worthwhile. However, we caution against paying much attention to those who proclaim to know how the Asian difficulties will play out and adjusting the composition of investment portfolios in response to a specific scenario. Ultimate effects of the Asian situation on financial markets, financial institutions and general economic conditions are probably not predictable. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

     When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. While expectations for economic growth remain positive, we would like to remind shareowners that unanticipated geopolitical and economic events can have a negative impact on common stock prices. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Growth Fund. Such an investment program should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed through broad diversification in globally competitive firms in essential businesses.

     The directors have declared a capital gains distribution of $1.13 per Growth Fund share which will be paid on December 31, 1997. A semi-annual income dividend of $.31 per share will also be paid on December 31, 1997. Both will be used to purchase additional shares of your account unless you have elected to receive payments directly by check.



                               Sincerely,




                               /s/ Kurt G. Moser   /s/  Paul N. Eckley
                               Kurt G. Moser       Paul N. Eckley
                               Vice President      Vice President

                               December 19, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Growth Fund, Inc., as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.





                                                 ERNST & YOUNG LLP

Chicago, Illinois
December 12, 1997

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE

                            COMMON STOCKS (90.2%)
                   AGRICULTURE & FOOD (7.8%)
     2,860,950     Archer-Daniels-Midland Company          $     60,079,950
        92,000     Campbell Soup Company                          5,077,250
       320,000     The Coca-Cola Company                         19,960,000
       930,000     Kellogg Company                               42,198,750
        97,000     Pioneer Hi-Bred International, Inc.            9,827,312
       104,000     Sara Lee Corporation                           5,486,000
                                                           ----------------
                                                                142,629,262
                   BANKS (11.5%)
       170,000     ABN AMRO Holding N.V.                          3,290,323
        80,550     AmSouth Bancorporation                         4,203,703
       355,600     Banc One Corporation                          18,224,500
       145,100     First Chicago NBD Corporation                 11,335,937
         6,200     First Empire State Corporation                 2,648,563
        60,000     First Security Corporation                     2,043,750
        43,500     First Virginia Banks, Inc.                     2,098,875
        61,300     Golden West Financial Corporation              5,555,312
       135,000     J.P. Morgan & Co. Incorporated                15,499,688
       372,300     MBNA Corporation                               9,865,950
       404,900     National Commerce Bancorporation              11,893,937
        72,000     Northern Trust Corporation                     4,482,000
       610,000     Norwest Corporation                           22,341,250
       320,037     Pacific Century Financial Corporation         16,261,880
       415,158     Popular, Inc.                                 21,536,321
       230,000     Southtrust Corporation                        12,535,000
        74,900     Suntrust Banks, Inc.                           5,317,900
        31,000     TCF Financial Corporation                      1,825,125
        22,650     U.S. Bancorp                                   2,424,966
       238,900     Wachovia Corporation                          18,350,506
        58,300     Washington Federal, Inc.                       1,851,025
        48,200     Wells Fargo & Company                         14,797,400
                                                           ----------------
                                                                208,383,911

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   CHEMICALS (7.7%)
       415,000     Air Products and Chemicals, Inc.        $     31,643,750
        81,000     The Dow Chemical Company                       7,735,500
       127,400     E.I. du Pont de Nemours and Company            7,747,512
       364,300     Great Lakes Chemical Corporation              16,234,119
       561,000     International Flavors & Fragrances Inc.       26,998,125
        45,800     Raychem Corporation                            4,333,825
     1,261,200     Sigma-Aldrich Corporation                     45,560,850
                                                           ----------------
                                                                140,253,681

                   COMPUTERS AND SOFTWARE (7.6%)
        30,800     Electronic Data Systems Corporation            1,176,175
     1,437,000     Hewlett-Packard Company                       87,207,937
       248,200     International Business Machines Corporation   27,255,463
       157,100(a)  Microsoft Corporation                         22,239,469
        25,000(a)  NCR Corporation                                  746,875
                                                           ----------------
                                                                138,625,919

                   CONSUMERS & MARKETING (5.8%)
       250,000     The Gillette Company                          23,015,625
       719,600     Hon Industries Inc.                           38,588,550
        43,728     Jostens, Inc.                                  1,049,472
        59,900     McDonald's Corporation                         2,908,894
       173,200     Minnesota Mining and Manufacturing Company    16,843,700
       589,000     Rubbermaid Incorporated                       14,283,250
       115,200     The Procter & Gamble Company                   8,719,200
                                                           ----------------
                                                                105,408,691

                   ELECTRONIC MANUFACTURING (3.0%)
       109,400     Emerson Electric Co.                           6,030,675
       418,000     General Electric Company                      30,696,875
       222,000     Intel Corporation                             17,010,750
                                                           ----------------
                                                                 53,738,300

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   HEALTH CARE (15.6%)
       820,000     Ballard Medical Products                $     18,911,250
     1,550,000     Biomet, Inc.                                  37,006,250
       107,050(a)  Covance, Inc.                                  1,967,044
     1,240,800     Johnson & Johnson                             77,782,650
       947,200     Eli Lilly and Company                         58,963,200
        40,000     Medtronic, Inc.                                1,890,000
       182,000     Merck & Co., Inc.                             17,153,500
       960,000     Pfizer Inc.                                   69,660,000
        53,525(a)  Quest Diagnostics, Inc.                          883,162
                                                           ----------------
                                                                284,217,056

                   MEDIA (5.6%)
       873,180     The Walt Disney Company                       82,515,510
       153,500     Reuters Holdings PLC (ADR)                    10,601,094
       360,181(a)  Scandinavian Broadcasting System SA            9,229,638
                                                           ----------------
                                                                102,346,242

                   MINING AND METALS (1.1%)
       195,000     Nucor Corporation                              9,664,688
       185,000     Rio Tinto PLC (ADR)                            9,157,500
        81,250(a)  Steel Dynamics, Inc.                           1,477,734
                                                           ----------------
                                                                 20,299,922

                   NON-ELECTRIC MANUFACTURING (1.2%)
       370,000     Caterpillar Inc.                              17,505,625
        70,000     Illinois Tool Works Inc.                       3,780,000
                                                           ----------------
                                                                 21,285,625

                   OIL AND GAS (7.4%)
       122,000     Amoco Corporation                             10,941,875
       440,400(a)  Barrett Resources Corporation                 13,156,950
       530,000     Chevron Corporation                           42,300,625
       580,000     Exxon Corporation                             35,488,750
       237,100     Pennzoil Company                              15,618,963
       334,400     Royal Dutch Petroleum Company (ADR)           17,702,300
                                                           ----------------
                                                                135,209,463

                   RETAILING (0.4%)
       169,000     Wal-Mart Stores, Inc.                          6,738,875

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   TELECOMMUNICATIONS & EQUIPMENT (9.5%)
       450,000(a)  ADC Telecommunications, Inc.            $     16,762,500
       400,000     AT&T Corp.                                    22,375,000
        86,000(a)  Airtouch Communications, Inc.                  3,354,000
       116,000     Ameritech Corporation                          8,816,000
       290,200     Deutsche Telekom (ADR)                         5,785,863
       246,000     LM Ericsson Telephone Company (ADR)            9,855,375
       129,633     Lucent Technologies Inc.                      10,508,375
       823,000     MCI Communications Corporation                35,800,500
       264,000     Motorola, Inc.                                16,747,500
       596,100     SBC Communications Inc.                       43,589,812
                                                           ----------------
                                                                173,594,925

                   UTILITIES - ELECTRIC (2.2%)
       248,000     Central and South West Corporation             6,029,500
       132,000     Duke Energy Corporation                        6,921,750
        88,500     FPL Group, Inc.                                4,950,469
       305,000     Pacificorp                                     7,015,000
       288,000     Southern Company                               6,840,000
       166,000     Teco Energy, Inc.                              4,243,375
        98,500     Texas Utilities Company                        3,940,000
                                                           ----------------
                                                                 39,940,094

                   MISCELLANEOUS (3.8%)
       428,200     Corning Incorporated                          17,957,638
        37,300     Diebold, Inc.                                  1,706,475
       337,500(a)  Osmonics, Inc.                                 4,830,468
       425,000     Pall Corporation                               8,925,000
       346,400     Vulcan Materials Company                      35,419,400
                                                           ----------------
                                                                 68,838,981
                                                           ----------------
                   Total common stocks
                    (cost: $677,520,588)                      1,641,510,947

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

    PRINCIPAL
     AMOUNT                                                           VALUE

                   SHORT-TERM INVESTMENTS (9.9%)
   $50,000,000     U.S. Treasury bills, 4.88% to 4.96%
                   effective yield, due December, 1997
                   to January, 1998                        $     49,688,800
    16,000,000     Ford Motor Credit Co., 5.55%, due
                   December, 1997                                16,004,935
    53,300,000     General Electric Capital Corp., 5.56%
                   to 5.62%, due December, 1997                  53,315,964
    61,300,000     General Motors Acceptance Corp., 5.59%,
                   due December 1997                             61,385,787
                                                           ----------------
                     Total short-term investments
                      (cost: $180,400,796)                      180,395,486
                                                           ----------------

    TOTAL INVESTMENTS (100.1%) (cost: $857,921,384)           1,821,906,433
    CASH AND OTHER ASSETS, LESS LIABILITIES (-.1 %)                (811,812)
                                                           ----------------
    NET ASSETS (100.0%)                                      $1,821,094,621
                                                           ================




Notes: (a) Non-income producing security.
       (b) At November 30, 1997, net unrealized appreciation of $963,985,049 consisted of gross unrealized appreciation of $967,773,503 and gross unrealized depreciation of $3,788,454 based on cost of $857,921,384 for federal income tax purposes.






               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1997

                                     ASSETS
Investments, at value (cost $857,921,384)                    $1,821,906,433
Cash                                                                913,690
Receivable for:
  Dividends                                   $ 3,189,791
  Shares of the Fund sold                         784,516
  Sundry                                            8,859         3,983,166
                                              -----------
Prepaid expenses                                                     43,772
                                                             --------------
    Total assets                                              1,826,847,061

                          LIABILITIES AND NET ASSETS

Payable for:
  Shares of the Fund redeemed                   1,888,505
  Securities purchased                          3,300,000
  Other accounts payable (including $484,177
   to Manager)                                    563,935
                                              -----------
    Total liabilities                                             5,752,440
                                                             --------------


Net assets applicable to 46,132,240 shares
  outstanding of $.50 par value common stock
  (100,000,000 shares authorized)                            $1,821,094,621
                                                             ==============
Net asset value, offering price and redemption
  price per share                                            $        39.48
                                                             ==============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions of shares
  on account of capital                                      $  785,124,865
Undistributed net realized gain on sales of investments          52,537,716
Net unrealized appreciation of investments                      963,985,049
Undistributed net investment income                              19,446,991
                                                             --------------
Net assets applicable to shares outstanding                  $1,821,094,621
                                                             ==============






               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                      YEAR ENDED NOVEMBER 30,
                                                         1997          1996
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $205,192 in 1997 and $83,607 in 1996)           $ 23,828,520    18,232,750
  Interest                                             5,877,994     5,377,917
                                                    --------------------------
Total investment income                               29,706,514    23,610,667

EXPENSES:
  Investment advisory and management fees              1,705,166     1,325,421
  Professional fees                                       37,364        35,869
  ICI dues                                                48,215        41,711
  Registration fees                                       65,847        30,249
  Fidelity bond expense                                    6,932         7,951
  Directors' fees                                          9,900         9,000
  Reports to shareowners                                  19,799        21,876
  Franchise taxes                                         15,568        10,078
  Custodian fees                                          23,607        32,062
  Other                                                    3,463         1,933
                                                    --------------------------
    Total expenses                                     1,935,861     1,516,150
    Less: custodian fees paid indirectly                       -        31,713
                                                    --------------------------
    Net expenses                                       1,935,861     1,484,437
                                                    --------------------------
Net investment income                                 27,770,653    22,126,230

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on sales of investments           52,537,716    90,788,938
  Change in net unrealized appreciation              270,232,368   111,162,700
                                                    --------------------------
Net realized and unrealized gain on investments      322,770,084   201,951,638
                                                    --------------------------

Net change in net assets resulting from operations  $350,540,737   224,077,868
                                                    ==========================








               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED NOVEMBER 30,
                                                        1997           1996

From operations:
     Net investment income                        $  27,770,653     22,126,230
     Net realized gain on sales of investments       52,537,716     90,788,938
     Change in net unrealized appreciation          270,232,368     111,162300
                                                  ----------------------------
     Net change in net assets resulting
      from operations                               350,540,737    224,077,868

Undistributed net investment income included in
     price of shares issued and redeemed              1,240,326        718,903

Distributions to shareowners from:
     Net investment income (per share $.61 in
      1997 and $.53 in 1996)                        (25,616,492)   (18,174,400)
     Net realized gain (per share $2.31 in 1997 and
      $.12 in 1996)                                 (90,788,938)    (6,015,663)
                                                  ----------------------------
     Total distributions to shareowners            (116,405,430)   (24,190,063)

From Fund share transactions:
     Proceeds from shares sold                      252,636,657    177,516,771
     Reinvestment of ordinary income dividends
      and capital gain distributions                113,414,471     23,554,851
                                                  ----------------------------
                                                    366,051,128    201,071,622
     Less payments for shares redeemed              143,241,394    107,416,790
                                                  ----------------------------
Net increase in net assets from Fund share
 transactions                                       222,809,734     93,654,832
                                                  ----------------------------
Total increase in net assets                        458,185,367    294,261,540
Net assets:
     Beginning of year                            1,362,909,254  1,068,647,714
                                                  ----------------------------
     End of year (including undistributed net
      investment income of $19,446,991 in 1997
      and $16,052,505 in 1996)                   $1,821,094,621  1,362,909,254
                                                 =============================









               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

1.   OBJECTIVE
     The investment objective of the State Farm Growth Fund, Inc. (the Fund) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in income producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income.

2.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION - Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

     FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     On December 12, 1997, an ordinary income dividend of $.31 per share and a capital gain distribution of $1.13 per share were declared, payable December 31, 1997 (reinvestment date December 31, 1997) to shareowners of record on December 12, 1997.

     Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.

     EQUALIZATION ACCOUNTING - A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

     CUSTODIAN FEES - For the period ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($16,912) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         STATE FARM GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

3.   TRANSACTIONS WITH AFFILIATES
     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

     Under the terms of this agreement, the Fund incurred fees of $1,705,166, for 1997 and $1,325,421 for 1996. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $9,900 for 1997 and $9,000 for 1996, paid to the Fund's independent directors.

4.   INVESTMENT TRANSACTIONS
     Investment transactions (exclusive of short-term instruments) for each of the two years ended November 30 were as follows:

                                 1997           1996

     Purchases              $132,033,944     255,225,023
     Proceeds from sales      89,316,149     172,902,528

5.   FUND SHARE TRANSACTIONS
     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                 YEAR ENDED NOVEMBER 30,
                                                    1997          1996

     Shares sold                                 7,264,071     5,839,467
     Shares issued in reinvestment of
      ordinary income dividends and capital
      gain distributions                         3,552,864       788,486
                                                ------------------------
                                                10,816,935     6,627,953
     Less shares redeemed                        4,136,630     3,526,507
                                                ------------------------
     Net increase in shares outstanding          6,680,305     3,101,446
                                                ========================

                         STATE FARM GROWTH FUND, INC.
                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                  1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value, beginning of
  year                         $  34.55     29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34     11.96
  Income from Investment
  ----------------------
    Operations
    ----------
    Net investment Income           .62       .63       .50       .44       .45       .43       .42       .47       .41       .43
    Net gain or losses on
      securities (both realized
      and unrealized)              7.23      5.17      6.97       .43      (.60)     2.70      4.32       .26      3.57      1.62
                               --------------------------------------------------------------------------------------------------
  Total from investment
    operations                     7.85      5.80      7.47       .87      (.15)     3.13      4.74       .73      3.98      2.05
  Less Distributions
  ------------------
    Net investment income          (.61)     (.53)     (.52)     (.45)     (.45)     (.41)     (.54)     (.40)     (.42)     (.39)
    Capital gain                  (2.31)     (.12)     (.18)        -      (.24)        -      (.64)     (.46)        -      (.28)
                               --------------------------------------------------------------------------------------------------
  Total distributions             (2.92)     (.65)     (.70)     (.45)     (.69)     (.41)    (1.18)     (.86)     (.42)     (.67)
Net asset value, end of year   $  39.48     34.55     29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34
                               ==================================================================================================
Total Return                      24.80%    20.09%    33.67%     4.02%     (.65%)   15.42%    29.79%     4.27%    30.51%    17.45%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of year
  (millions)                   $1,821.1   1,362.9   1,068.6     771.7     725.1     696.1     558.4     414.3     383.0     295.5
Ratio of expenses to
  average net assets                .12%      .13%      .14%(a)   .14%      .14%      .16%      .19%       21%      .21%      .24%
Ratio of net investment
  income to average
  net assets                       1.78%     1.88%     1.95%     2.00%     2.05%     1.99%     2.22%     2.84%     2.69%     3.32%
Portfolio turnover rate               6%       16%        3%        3%        2%        2%        1%       16%        9%        5%
Number of shares
  outstanding at end
  of year (millions)               46.1        39.5    36.4      34.1      32.7      30.2      27.5      24.7      22.7      22.1


Average commission rate paid per share on stock transactions for the year ended November 30, 1997 was $.0440.

Note: (a) The ratio based on net custodian expenses would have been .13% in 1995.

                          --------------------

                      STATE FARM GROWTH FUND, INC.
                            TAX INFORMATION

     The Fund paid ordinary income dividends of $.32 per share in June 1997 and $.31 per share in December 1997. Of these dividends, 79% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

     In December 1997, the Fund made a capital gain distribution of $1.13 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.

                                   ANNUAL
                                   REPORT

                                   November 30, 1997







                                   STATE
                                   FARM
                                   GROWTH
                                   FUND, INC.

                                   ONE STATE FARM PLAZA
                                   BLOOMINGTON, ILLINOIS 61710
                                   TELEPHONE (309) 766-2029
                                             (800) 447-0740

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 13th day of March, 1998.

                                      STATE FARM GROWTH FUND, INC.



                                      By:  /s/ Edward B. Rust, Jr.
                                           ------------------------------
                                           Edward B. Rust, Jr., President


        Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Edward B. Rust, Jr.             Director
----------------------------------- and President
        Edward B. Rust, Jr.         (Principal Executive
                                    Officer)


/s/ Roger Joslin                    Director, Vice President,
----------------------------------- and Treasurer
        Roger Joslin                (Principal financial
                                    and accounting officer)


/s/ Albert H. Hoopes                Director                    March 13, 1998
-----------------------------------                             --------------
        Albert H. Hoopes



/s/ Thomas M. Mengler               Director
-----------------------------------
        Thomas M. Mengler



/s/ Davis U. Merwin                 Director
-----------------------------------
        Davis U. Merwin



/s/ James A. Shirk                  Director
-----------------------------------
        James A. Shirk

                              INDEX FOR EXHIBITS
                          FILED WITH THIS AMENDMENT
                          -------------------------



        EXHIBIT NO.                DESCRIPTION                        PAGE NO.
        -----------                -----------                        --------


          2                Amended and restated bylaws of
                           registrant dated March 13, 1998

         11                Consent of Independent Auditors
                           dated March 20, 1998

         14(a)(1)          State Farm Funds Individual
                           Retirement Account Plan

         14(a)(2)          State Farm Funds Individual
                           Retirement Account Plan Disclosure
                           Statement

         14(a)(3)          State Farm Funds Individual
                           Retirement Account Plan Custodial
                           Account Agreement

         14(b)(1)          State Farm Funds Roth Individual
                           Retirement Account Plan Disclosure
                           Statement

         14(b)(2)          State Farm Funds Roth Individual
                           Retirement Account Plan Custodial
                           Account Agreement

         16                Schedule for computation of
                           performance quotations

         27                Financial Data Schedule